Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Funds (35.6%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,511,646	207,152
Vanguard Extended Market Index Fund Admiral Shares	317,245	43,878
		251,030
International Stock Fund (23.8%)
Vanguard Total International Stock Index Fund Admiral Shares	4,940,462	167,976
U.S. Bond Fund (28.4%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	16,329,129	199,705
International Bond Fund (12.3%)
Vanguard Total International Bond Index Fund Admiral Shares	3,796,121	86,476
Total Investment Companies (Cost $601,980)		705,187
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.068% (Cost $—)	2	—
Total Investments (100.1%) (Cost $601,980)		705,187
Other Assets and Liabilities—Net (-0.1%)		(616)
Net Assets (100%)		704,571
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability). The portfolio had no open futures contracts at September 30, 2021.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	45,093	958	6,948	3,690	1,085	320	—	43,878
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	—
Vanguard Total International Bond Index Fund	81,529	9,330	2,198	113	(2,298)	517	—	86,476
Vanguard Total International Stock Index Fund	164,483	10,849	15,120	3,626	4,138	2,585	—	167,976
Vanguard Variable Insurance Funds—Equity Index Portfolio	200,112	13,279	25,831	9,607	9,985	2,644	7,899	207,152
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	189,033	29,514	10,229	363	(8,976)	3,939	1,579	199,705
Total	680,250	63,930	60,326	17,399	3,934	10,005	9,478	705,187
1	Not applicable—purchases and sales are for temporary cash investment purposes.